Exhibit 10.2

* Certain confidential information contained in this document, marked by asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Amendment To Wal-Mart MoneyCard Program Agreement dated as of May 27, 2010,  by and among Green Dot Corporation and Wal-Mart Stores, Inc., Wal-Mart Stores Texas L.P., Wal-Mart Louisiana, LLC, Wal-Mart Stores Arkansas, LLC and Wal-Mart Stores East, L.P., and GE Capital Retail Bank.

This Amendment (this “Amendment”) to that certain Walmart MoneyCard Program Agreement, dated as of May 27, 2010 (the “Agreement”), is made as of this 31st day of August, 2012 (“Amendment Effective Date”), by and among (1) Wal-Mart Stores, Inc., Wal-Mart Stores Texas L.P., Wal-Mart Louisiana, LLC, Wal-Mart Stores Arkansas, LLC, and Wal-Mart Stores East, L.P., (each of the foregoing, individually and collectively, “Retailer”), (2) GE Capital Retail Bank (f/k/a/ GE Money Bank) (“Bank”), and (3) Green Dot Corporation (“Green Dot”).
WHEREAS, Retailer, Bank and Green Dot wish to amend the Agreement in order to provide for the point of sale “swipe” reload of certain additional prepaid cards via Green Dot's third party reload network in Retailer's stores, and provide for Retailer's compensation with respect to such transactions, all in the manner set forth herein.
NOW, THEREFORE, in consideration of the following terms and conditions, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Retailer, Bank and Green Dot hereby agree to amend the Agreement as follows:
1.    Defined Terms. Capitalized Terms used and not otherwise defined herein shall have the meanings set forth in the Agreement.
2.    Point-of-Sale Loads to Third Party Cards.
(a)    Appendix I, “Certain Defined Terms,” of the Agreement is amended by the addition of the following defined term:
“Third Party Cards” means any prepaid or stored value card that (i) is not issued by Bank, (ii) is not a Green Dot Network Card, (iii) may be reloaded through the GD Network, and (iv) is identified under the “Third Party Cards Loaded Through POS Loads in Participating Stores” section of Schedule 4.13, as such Schedule may be from time to time amended.
(b)    Section 4.13 of Article IV, “The GD Network and Load Program,” of the Agreement is hereby deleted and restated in its entirety as follows:
4.13     Retailer Obligations With Respect to POS Loads.
(a)    Notwithstanding anything to the contrary in this Agreement, Retailer shall [*] use the GD Network to process POS Loads for Walmart MoneyCards, the [*] listed under the “[*] Loaded Through POS Loads in Participating Stores” section of Schedule 4.13,

*Confidential Treatment Requested

and Third Party Cards; provided, however: (i) Retailer may terminate POS Loads with respect to [*], other than the Walmart

*Confidential Treatment Requested

MoneyCard, upon [*] written notice to Green Dot; and (ii) Retailer may terminate POS Loads with respect to Third Party Cards and may process POS Loads to Third Party Cards through third party reload networks other than the GD Network upon [*] written notice to Green Dot.
(b)    Subject to the provisions of Section 4.2(b) and this Section 4.13(b), Green Dot shall [*] as part of the GD Network for POS Loads to account holders of [*] and Third Party Cards. Applicable avenues to [*] as a participant in the GD Network for POS Loads shall include but will not be limited to: email notifications, SMS/text notifications, cardholder websites, GD Network locator tools, card carriers for temporary and personalized cards. Marketing by third party program managers of Third Party Cards shall be subject to the consent of the applicable third party program manager. All materials utilized to [*] as a participant in the GD Network must be approved by [*] in writing prior to distribution to account holders of GD Network Cards and Third Party Cards. [*] acknowledges that if [*] does not accept POS Loads on [*], Green Dot shall not be obligated to [*] as part of the GD Network.
(c)    Green Dot shall provide Retailer with written notice of any Third Party Cards that Green Dot wishes to add to the “Third Party Cards Loaded Through POS Loads in Participating Stores” section of Schedule 4.13, identifying each proposed Third Party Card by BIN. Retailer has the sole discretion to determine which Third Party Cards it will enable for POS Loads in Participating Stores. If Retailer agrees to enable Third Party Cards requested by Green Dot for POS Loads in Participating Stores, such Third Party Cards will be enabled pursuant to a documented process mutually agreed by Green Dot and Retailer for uploading new card BINS to Retailer's POS system. Upon mutual agreement of the documented process and execution by the parties of a further amendment to the Agreement, such documented process will be added to the Agreement as Schedule 4.14 and named, “Process to Enable Third Party Cards at Retailer for POS Loads in Participating Stores.”
(d)    Within [*] of its receipt of an invoice therefor, Green Dot shall pay Retailer a single, one-time payment of $[*] to offset Retailer's IT development costs associated with enabling Third Party Cards to receive POS Loads in stores.

*Confidential Treatment Requested

Such one-time payment shall be made in a method mutually agreed upon by Retailer and Green Dot.
(c)    Schedule 4.4(d) of the Agreement is hereby deleted in its entirety and replaced with the new Schedule 4.4(d) attached hereto. Schedule 4.13 of the Agreement is hereby deleted in its entirety and replaced with the new Schedule 4.13 attached hereto.
3.    Intermediary Services. Section 4.10 of Article IV, “The GD Network and Load Program,” of the Agreement is hereby amended by adding a new subsection (e) and a new subsection (f) as follows:
“(e)    Retailer and Green Dot shall use commercially reasonable efforts to establish a direct connection between Retailer and Green Dot, as soon as reasonably practicable, so that Bank is no longer required to provide Intermediary Services. The parties agree to work together towards a goal of establishing such direct connection no later than [*].
(f)    Green Dot agrees to protect, indemnify, and hold harmless Bank, its Affiliates, and their respective shareholders, officers, employees, directors and agents from and against any and all Indemnified Losses arising out of, connected with or resulting from, a complaint, claim or action related to any act or omission by Bank with regard to the Intermediary Services, but solely with respect to POS Loads to Third Party Cards via the GD Network; provided, however, that in no event shall Green Dot be obligated to indemnify Bank under this Section 4.10(f) against any Indemnified Losses which result from the intentional misconduct, violation of law, or negligence of Bank. The provisions of Section 4.8(c) shall apply to Green Dot's indemnity of Bank under this Section 4.10(f) in the same manner as such provisions apply to Green Dot's indemnity of Retailer under Section 4.8(a).”
4.    Amendment Term. This Amendment commences on the Amendment Effective Date and shall continue in full force and effect for the remaining Term of the Agreement, unless otherwise terminated in accordance with the provisions of the Agreement or superseded by a further amendment or agreement.
5.    Continuation; Inconsistency; Counterparts. Except as expressly amended or supplemented hereby, the terms and conditions of the Agreement shall remain in full force and effect. In the event of any inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment shall control. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together constitute one and the same agreement. The Parties may execute and deliver this Amendment electronically, including by facsimile.
[Signature page follows]

*Confidential Treatment Requested

IN WITNESS WHEREOF, Bank, Green Dot and Retailer have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.
WAL-MART STORES, INC.     WAL-MART STORES ARKANSAS, LLC
By:     /s/ Daniel Eckert        By:     /s/ Daniel Eckert
Name:    DANIEL ECKERT        Name:    DANIEL ECKERT
Title:    VICE PRESIDENT        Title:    VICE PRESIDENT

WAL-MART STORES EAST, L.P.     WAL-MART STORES TEXAS L.P.
By:    /s/ Daniel Eckert        By:     /s/ Daniel Eckert
Name:    DANIEL ECKERT        Name:    DANIEL ECKERT
Title:    VICE PRESIDENT        Title:    VICE PRESIDENT

WAL-MART LOUISIANA, LLC
By:    /s/ Daniel Eckert
Name:    DANIEL ECKERT
Title:    VICE PRESIDENT

GE CAPITAL RETAIL BANK     GREEN DOT CORPORATION
By:     /s/ Margaret M. Keane        By:    /s/ Steven Streit
Name:    Margaret M. Keane            Name:    Steve Streit
Title:    CEO, GE Capital Retail Bank    Title:    CEO

Schedule 4.4(d)
[*] Commissions to [*]
Green Dot shall pay [*] a commission [*] (“[*] Commission”) in the amount of [*] percent ([*]%) of the retail fee charged to consumers for each [*] at a Participating Store to a GD Network Card other than a Walmart MoneyCard, and [*] percent ([*]%) of the retail fee charged to consumers [*] at a Participating Store to a Third Party Card.

*Confidential Treatment Requested

Schedule 4.13
[*] Loaded Through POS Loads in Participating Stores
1.    [*]
2.    [*]
3.    [*]
4.    [*]
5.    [*]
6.    [*]
Third Party Cards Loaded Through POS Loads in Participating Stores
BINs:

BINs	Partner	Notes
372741	[*]
372742	[*]
400564	[*]
402018	[*]
402713	[*]
402747	[*]
403447	[*]
410489	[*]
414002	[*]
414557	[*]
417888	[*]
417889	[*]
419409	[*]
420592	[*]
420706	[*]
420728	[*]
420775	[*]
420790	[*]
422797	[*]
423332	[*]
423643	[*]
425031	[*]
425032	[*]
425063	[*]
425064	[*]
426752	[*]
430223	[*]
430731	[*]

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431582	[*]
431583	[*]
433079	[*]
434493	[*]
435555	[*]
435556	[*]
435581	[*]
436199	[*]
436879	[*]
437318	[*]
437320	[*]
437813	[*]
441813	[*]
442044	[*]
442059	[*]
445785	[*]
446895	[*]
447091	[*]
449274	[*]
451062	[*]
454801	[*]
454806	[*]
455918	[*]
455921	[*]
456534	[*]
461235	[*]
464326	[*]
465391	[*]
468203	[*]
469208	[*]
472113	[*]
473690	[*]
473691	[*]
475006	[*]
475015	[*]
475429	[*]
475431	[*]
476334	[*]
478869	[*]
479841	[*]
483304	[*]
484056	[*]

*Confidential Treatment Requested

485237	[*]
488885	[*]
489614	[*]
491215	[*]
491349	[*]
492968	[*]
494157	[*]
500655	[*]
502790	[*]
510774	[*]
510840	[*]
511096	[*]
511100	[*]
511165	[*]
511270	[*]
511315	[*]
511319	[*]
511320	[*]
511324	[*]
511328	[*]
511351	[*]
511354	[*]
511355	[*]
511356	[*]
511359	[*]
511449	[*]
511516	[*]
511518	[*]
511768	[*]
511789	[*]
515001	[*]
515018	[*]
515062	[*]
515068	[*]
515071	[*]
515085	[*]
515158	[*]
515475	[*]
515484	[*]
519184	[*]
519188	[*]
519190	[*]

*Confidential Treatment Requested

519285	[*]
519465	[*]
519504	[*]
519515	[*]
519517	[*]
521632	[*]
522087	[*]
526240	[*]
526259	[*]
526263	[*]
526474	[*]
527475	[*]
528212	[*]
528215	[*]
528219	[*]
528222	[*]
529148	[*]
529214	[*]
529216	[*]
530088	[*]
530132	[*]
530134	[*]
530137	[*]
530332	[*]
530681	[*]
530703	[*]
530757	[*]
530811	[*]
531069	[*]
531101	[*]
531103	[*]
531109	[*]
531628	[*]
534787	[*]
534960	[*]
536485	[*]
538805	[*]
539683	[*]
539685	[*]
539734	[*]
539737	[*]
539824	[*]

*Confidential Treatment Requested

542425	[*]
543284	[*]
543562	[*]
543571	[*]
543783	[*]
544216	[*]
544351	[*]
544352	[*]
544421	[*]
544422	[*]
544834	[*]
544835	[*]
544842	[*]
544856	[*]
545487	[*]
546772	[*]
548917	[*]
548922	[*]
551359	[*]
553705	[*]
556965	[*]
557919	[*]
601185	[*]
601193	[*]
601198	[*]
60119852	[*]
603633	[*]
627216	[*]
627722	[*]
628133	[*]
639659	[*]
403452	[*]	To be added [*]
403454	[*]	To be added [*]
435740	[*]	To be added [*]
437302	[*]	To be added [*]
437303	[*]	To be added [*]
437304	[*]	To be added [*]
437305	[*]	To be added [*]
437306	[*]	To be added [*]
437307	[*]	To be added [*]
437308	[*]	To be added [*]
437309	[*]	To be added [*]
531348	[*]	To be added [*]

*Confidential Treatment Requested

532318	[*]	To be added [*]
533732	[*]	To be added [*]
539638	[*]	To be added [*]
539645	[*]	To be added [*]
370266	[*]	To be staged with Walmart IT
379011	[*]	To be staged with Walmart IT
379019	[*]	To be staged with Walmart IT
400534	[*]	To be staged with Walmart IT
402713	[*]	To be staged with Walmart IT
402747	[*]	To be staged with Walmart IT
404051	[*]	To be staged with Walmart IT
405341	[*]	To be staged with Walmart IT
405731	[*]	To be staged with Walmart IT
409243	[*]	To be staged with Walmart IT
414400	[*]	To be staged with Walmart IT
414401	[*]	To be staged with Walmart IT
415433	[*]	To be staged with Walmart IT
418307	[*]	To be staged with Walmart IT
418610	[*]	To be staged with Walmart IT
423980	[*]	To be staged with Walmart IT
425445	[*]	To be staged with Walmart IT
425495	[*]	To be staged with Walmart IT
425522	[*]	To be staged with Walmart IT
426663	[*]	To be staged with Walmart IT
431732	[*]	To be staged with Walmart IT
440363	[*]	To be staged with Walmart IT
440363	[*]	To be staged with Walmart IT
441274	[*]	To be staged with Walmart IT
441815	[*]	To be staged with Walmart IT
442722	[*]	To be staged with Walmart IT
453911	[*]	To be staged with Walmart IT
461007	[*]	To be staged with Walmart IT
473618	[*]	To be staged with Walmart IT
475675	[*]	To be staged with Walmart IT
480128	[*]	To be staged with Walmart IT
480975	[*]	To be staged with Walmart IT
481170	[*]	To be staged with Walmart IT
485244	[*]	To be staged with Walmart IT
485245	[*]	To be staged with Walmart IT
485246	[*]	To be staged with Walmart IT
485247	[*]	To be staged with Walmart IT
485279	[*]	To be staged with Walmart IT
485280	[*]	To be staged with Walmart IT
486955	[*]	To be staged with Walmart IT

*Confidential Treatment Requested

487081	[*]	To be staged with Walmart IT
488881	[*]	To be staged with Walmart IT
489212	[*]	To be staged with Walmart IT
498403	[*]	To be staged with Walmart IT
498404	[*]	To be staged with Walmart IT
510027	[*]	To be staged with Walmart IT
510065	[*]	To be staged with Walmart IT
511122	[*]	To be staged with Walmart IT
511167	[*]	To be staged with Walmart IT
511168	[*]	To be staged with Walmart IT
511240	[*]	To be staged with Walmart IT
511241	[*]	To be staged with Walmart IT
511514	[*]	To be staged with Walmart IT
514503	[*]	To be staged with Walmart IT
517760	[*]	To be staged with Walmart IT
517800	[*]	To be staged with Walmart IT
518213	[*]	To be staged with Walmart IT
519172	[*]	To be staged with Walmart IT
519284	[*]	To be staged with Walmart IT
519516	[*]	To be staged with Walmart IT
520548	[*]	To be staged with Walmart IT
521044	[*]	To be staged with Walmart IT
524901	[*]	To be staged with Walmart IT
526449	[*]	To be staged with Walmart IT
533240	[*]	To be staged with Walmart IT
539678	[*]	To be staged with Walmart IT
539679	[*]	To be staged with Walmart IT
539736	[*]	To be staged with Walmart IT
541343	[*]	To be staged with Walmart IT
543360	[*]	To be staged with Walmart IT
543362	[*]	To be staged with Walmart IT
543668	[*]	To be staged with Walmart IT
556972	[*]	To be staged with Walmart IT
578100	[*]	To be staged with Walmart IT
636813	[*]	To be staged with Walmart IT
460697	[*]	To be staged with Walmart IT
460698	[*]	To be staged with Walmart IT
460699	[*]	To be staged with Walmart IT
464732	[*]	To be staged with Walmart IT
464733	[*]	To be staged with Walmart IT
519514	[*]	To be staged with Walmart IT
530048	[*]	To be staged with Walmart IT
530135	[*]	To be staged with Walmart IT
539635	[*]	To be staged with Walmart IT

*Confidential Treatment Requested

543032	[*]	To be staged with Walmart IT
403573		To be staged with Walmart IT
411398		To be staged with Walmart IT

*Confidential Treatment Requested

Schedule 4.14
Process to Enable Third Party Cards at Retailer for POS Loads in Participating Stores
Process to be provided once mutually agreed by Retailer and Green Dot